Exhibit 10.26
AFFIRMATION OF GUARANTIES AND SECURITY AGREEMENT
AND CONSENT TO AMENDMENT
          THIS AFFIRMATION OF GUARANTIES AND SECURITY AGREEMENT AND CONSENT TO AMENDMENT (this “Affirmation”) is made as of December 17 , 2010, by each of the parties listed on the signature pages hereto (each, a “Guarantor”, and collectively, the “Guarantors”), in favor of Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Amended and Restated Credit Agreement referred to below).
RECITALS:
A. Nortek, Inc., a Delaware corporation (the “Specified U.S. Borrower”), Ventrol Air Handling Systems, Inc., a Canadian Corporation (the “Canadian Borrower”), the Subsidiaries of the Specified U.S. Borrower from time to time party thereto (collectively, the “Existing Borrowers”), each Lender from time to time party thereto (the “Existing Lenders”), Bank of America, as Administrative Agent, a Collateral Agent, U.S. Swing Line Lender and U.S. L/C Issuer, Bank of America, N.A. (acting through its Canada branch), as Canadian Swing Line Lender and Canadian L/C Issuer, and General Electric Capital Corporation and Wells Fargo Foothill, LLC, as Collateral Agents and Co-Syndication Agents, entered into that certain Credit Agreement, dated as of December 17, 2009 (as amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to make certain revolving credit loans, issue letters of credit, and make other financial accommodations to the Existing Borrowers.
B. As a condition to the effectiveness of the Existing Credit Agreement and the making of loans and other extensions of credit thereunder, the Guarantors made that certain U.S. Guaranty, dated as of December 17, 2009 (as amended, restated, amended and restated, modified, or supplemented prior to the date hereof, the “U.S. Guaranty”), in favor of the “Secured Parties” (as defined in the Existing Credit Agreement), pursuant to which the Guarantors guaranteed the payment and performance of the obligations of the “Loan Parties” (as defined in the Existing Credit Agreement) under the Existing Credit Agreement and the other “Loan Documents” (as defined in the Existing Credit Agreement).
C. As a further condition to the effectiveness of the Existing Credit Agreement and the making of loans and other extensions of credit thereunder, each Guarantor (as a “Grantor” thereunder) entered into that certain U.S. Security Agreement, dated as of December 17, 2009 (as amended, restated, amended and restated, modified or supplemented prior to the date hereof (including by the accession thereto of additional Grantors prior to the date hereof, pursuant to the terms of the Existing Credit Agreement) (the “Security Agreement”), in favor of the Administrative Agent, pursuant to which each such Grantor granted a security interest in the “Collateral” (as defined therein), in favor of the Administrative Agent, for the benefit of the “Secured Parties” (as defined in the Existing Credit Agreement).
D. Reference is made to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Amended and Restated Credit

Agreement”), among the Specified U.S. Borrower, the Canadian Borrower, the Subsidiaries of the Specified U.S. Borrower from time to time party thereto, each Lender from time to time party thereto, Bank of America, as Administrative Agent, a Collateral Agent, U.S. Swing Line Lender and U.S. L/C Issuer, Bank of America-Canada Branch, as Canadian Swing Line Lender and Canadian L/C Issuer, and General Electric Capital Corporation and Wells Fargo Capital Finance, LLC, as Co-Collateral Agents and Co-Syndication Agents.
E. In connection with the execution and delivery of the Amended and Restated Credit Agreement, it is the intent of each party hereto and thereto that (i) the guaranties made by the Guarantors under the U.S. Guaranty be affirmed, confirmed, renewed and continued; (ii) all Collateral subject to the Security Agreement secure, and continue to secure, all of the Obligations under the Amended and Restated Credit Agreement and the other Loan Documents; (iii) all security interests, pledges, assignments and other Liens previously granted by any Guarantor (as a Grantor thereunder) pursuant to the Security Agreement or any other agreements, documents and instruments related thereto be affirmed, confirmed, renewed and continued; and (iv) all such security interests, pledges, assignments and other Liens remain in full force and effect as security for the Secured Obligations (as defined in the Security Agreement) with no change in the priority applicable thereto, in each case, subject only to Liens permitted under the Loan Documents, to the extent provided therein.
          NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged by each Guarantor, each Guarantor agrees with and in favor of the Administrative Agent, for its own benefit and for the benefit of the Secured Parties, as follows:
1. Definitions. All capitalized terms used in this Affirmation, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Amended and Restated Credit Agreement.
2. Confirmation. Each Guarantor hereby agrees and confirms that, notwithstanding the amendment and restatement of the Existing Credit Agreement, pursuant to the Amended and Restated Credit Agreement:
          (a) The obligations of such Guarantor contained in the U.S. Guaranty shall remain in full force and effect and are hereby confirmed, renewed, affirmed and continued by this Affirmation.
          (b) All rights, benefits, interests, duties, liabilities and obligations of the parties to the Security Agreement and the agreements, documents and instruments executed and delivered in connection with the Security Agreement (collectively, together with the other U.S. Collateral Documents, the “Security Documents”) are hereby confirmed, renewed, affirmed and continued by this Affirmation. Without limitation of the foregoing, all security interests, pledges, assignments and other Liens previously granted by any Guarantor, as a Grantor, pursuant to the Security Agreement and the other Security Documents are confirmed, renewed, affirmed and continued by this Affirmation, and all such security interests, pledges, assignments and other Liens shall remain in full force and effect as security for all Secured Obligations (as defined in the Security Agreement) with no change in the priority applicable thereto, in each case, subject only to Liens permitted under the Loan Documents, to the extent provided therein.

          (c) This Affirmation does not extinguish the indebtedness or liabilities outstanding in connection with the Existing Credit Agreement, the U.S. Guaranty, the Security Agreement or other Security Documents, nor does it constitute a novation with respect thereto; rather, such indebtedness and liabilities have been redenominated, as set forth in the Amended and Restated Credit Agreement.
          (d) Each reference in the U.S. Guaranty, the Security Agreement and each other Security Document to the “Credit Agreement” shall mean and be a reference to the Amended and Restated Credit Agreement, and each reference to any other term defined in the Existing Credit Agreement shall be a reference to such term as amended by the execution and delivery of the Amended and Restated Credit Agreement.
3. Consent to Amendment and Ratification. Each Guarantor hereby expressly consents to the amendment and restatement of the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement, and ratifies and reaffirms the U.S. Guaranty, the Security Agreement and each of the Security Documents and all of such Guarantor’s duties, indebtedness and liabilities thereunder.
4. Acknowledgments and Stipulations. Each Guarantor acknowledges and stipulates that the U.S. Guaranty, the Security Agreement, the other Security Documents and each other Loan Document executed by such Guarantor are legal, valid and binding obligations of such Guarantor that are enforceable against such Guarantor in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or other laws affecting creditors’ rights generally and by general principles of equity, as set forth in such Loan Documents, and the security interests and Liens granted under the Security Agreement, the other Security Documents and each other Loan Document by such Guarantor in favor of the Administrative Agent, for the benefit of the Secured Parties, are and continue to be, duly perfected security interests and Liens, in each case, to the full extent provided by the terms of the Security Agreement, the other Security Documents and each other Loan Document and subject only to Liens permitted under the Loan Documents, to the extent provided therein.
5. Representations and Warranties. Each Guarantor represents and warrants to the Administrative Agent and the Secured Parties that (i) no Default exists on the date hereof; (ii) the execution, delivery and performance of this Affirmation have been duly authorized by all requisite action on the part of such Guarantor; (ii) this Affirmation has been duly executed and delivered by such Guarantor; and (iii) all of the representations and warranties made by such Guarantor in the U.S. Guaranty, the Security Agreement and the other Security Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
6. References.
          (a) Upon the effectiveness of this Affirmation, each reference in the Security Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Security Agreement, as amended, confirmed, renewed, affirmed and continued

by this Affirmation.
          (b) Upon the effectiveness of this Affirmation, each reference in the U.S. Guaranty to “this Guaranty,” “hereunder,” or words of like import shall mean and be a reference to the U.S. Guaranty, as amended, confirmed, renewed, affirmed and continued by this Affirmation.
          (c) Upon the effectiveness of this Affirmation, each reference in each Loan Document to the “U.S. Guaranty” or the “U.S. Security Agreement” shall mean and be a reference to the U.S. Guaranty or the Security Agreement, respectively, as amended, confirmed, renewed, affirmed and continued by this Affirmation.
          (d) This Affirmation shall be a Loan Document for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.
7. Governing Law. THIS AFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8. Interpretation. The division of this Affirmation into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Affirmation. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Affirmation, the word “including” (or includes) means “including (or includes) without limitation”. Any reference in this Affirmation to a “Section” means the relevant Section of this Affirmation. The obligations of the Guarantors under this Affirmation are joint and several.
9. Severability. Any provision of this Affirmation that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Affirmation, all without affecting the remaining provisions of this Affirmation or affecting the validity or enforceability of such provision in any other jurisdiction.
10. No Novation, etc. Except as otherwise expressly provided in this Affirmation, nothing herein shall be deemed to amend or modify any provision of the U.S. Guaranty, the Security Agreement or any of the other Security Documents, each of which shall remain in full force and effect, and continue to apply and relate to the Amended and Restated Credit Agreement and the Secured Obligations (as defined in the Security Agreement). This Affirmation is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Security Agreement as herein amended, confirmed, renewed, affirmed and continued shall continue in full force and effect and continue to apply and relate to the Amended and Restated Credit Agreement and the Secured Obligations.
11. Successors and Assigns. This Affirmation will inure to the benefit of, and be binding on, each Guarantor and its successors and permitted assigns, and will inure to the benefit of, and be binding on, the Secured Parties and their successors and permitted assigns. No Guarantor may assign this Affirmation, or any of its rights or obligations under this Affirmation, without the prior written consent of the Administrative Agent, unless pursuant to a transaction permitted under Section 7.04 of the Amended and Restated Credit Agreement.
12. Counterparts. This Affirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Affirmation. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
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          IN WITNESS WHEREOF, each Guarantor has caused its duly authorized officers to execute this Affirmation of Guaranties and Security Agreement and Consent to Amendment as of the day and year first above written.

NORTEK, INC.
By:	/s/ Edward J. Cooney
	Name:	Edward J. Cooney
	Title:	Vice President & Treasurer

[Signature Page to Affirmation of Guarantors]

AIGIS MECHTRONICS, INC.
BROAN-MEXICO HOLDINGS, INC.
BROAN-NUTONE LLC
BROAN-NUTONE STORAGE SOLUTIONS LP
CES GROUP, LLC
CES INTERNATIONAL LTD.
CLPK, LLC
ELAN HOME SYSTEMS, L.L.C.
GATES THAT OPEN, LLC
GEFEN, LLC
GOVERNAIR LLC
HUNTAIR, INC.
HUNTAIR MIDDLE EAST HOLDINGS, INC.
INTERNATIONAL ELECTRONICS, LLC
LINEAR LLC
LITE TOUCH, INC.
MAGENTA RESEARCH LTD.
MAMMOTH, INC.
NILES AUDIO CORPORATION
NORDYNE LLC
NORDYNE INTERNATIONAL, INC.
NORTEK INTERNATIONAL, INC.
NUTONE LLC
OMNIMOUNT SYSTEMS, INC.
OPERATOR SPECIALTY COMPANY, INC.
PACIFIC ZEPHYR RANGE HOOD INC.
PANAMAX LLC
RANGAIRE GP, INC.
RANGAIRE LP, INC.
SECURE WIRELESS, INC.
SKYCAM, LLC
SPEAKERCRAFT, LLC
TEMTROL, LLC
THE AVC GROUP, LLC
XANTECH LLC
ZEPHYR VENTILATION, LLC

By:	/s/ Edward J. Cooney
	Name:	Edward J. Cooney
	Title:	Vice President & Treasurer (of entity listed or as an officer of the managing member, sole member or general partner)

[Signature Page to Affirmation of Guarantors]

ACCEPTED AND AGREED:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert Anchundia
	Name:	Robert Anchundia
Title: Vice President

[Signature Page to Affirmation of Guarantors]